UNITED STATES
 SECURITIES AND EXCHANGE COMMISSION
 WASHINGTON, D.C. 20549

 ___________________________________________________________________

FORM 8-K

 CURRENT REPORT
 Pursuant to section 13 or 15(d) of
 the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): May 13, 2008 (May 12, 2008)

DRS TECHNOLOGIES, INC.
 (Exact name of registrant as specified in its charter)

Delaware	1-08533	13-2632319
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification Number)

5 Sylvan Way, Parsippany, New Jersey 07054
(Address of principal executive offices)

(973) 898-1500
 (Registrant’s telephone number, including area code)

Not Applicable
 (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

⃞ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

⃞ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

⃞ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

___________________________________________________________________

Item 1.01     Entry into a Material Definitive Agreement.

On May 12, 2008, DRS Technologies, Inc. (the “Company”), a Delaware corporation, Finmeccanica - Societá per azioni (“Finmeccanica”), a societá per azioni organized under the laws of Italy, and Dragon Acquisition Sub, Inc., a Delaware corporation and a wholly owned subsidiary of Finmeccanica (“Acquisition Sub”), entered into an Agreement and Plan of Merger (the “Merger Agreement”). Pursuant to the Merger Agreement, Acquisition Sub will be merged with and into the Company (the “Merger”), with the Company surviving as a wholly-owned subsidiary of Finmeccanica.

Upon consummation of the Merger, each outstanding share of the Company's common stock, par value $0.01 per share (the “Common Stock”), other than those held by the Company, or its wholly-owned subsidiaries, Buyer or Acquisition Sub, and other than those shares with respect to which dissenters rights are properly exercised, will be converted into the right to receive $81.00 in cash, without interest. Each option to purchase Common Stock of the Company will become fully vested and converted into the right to receive the difference between $81.00 and the exercise price per share of such option. In addition, each outstanding share of Common Stock which is subject to a Restricted Stock Award will become fully vested and converted into the right to receive $81.00 per share and each of the Company’s outstanding restricted stock units will be converted into the right to receive, for each share of Common Stock issuable upon the vesting of such restricted stock unit, $81.00 immediately following the consummation of the Merger.

The completion of the Merger is subject to a number of conditions, including, but not limited to, (i) approval by the Company's stockholders, (ii) the expiration or termination of the applicable waiting periods under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, (iii) the receipt of certain regulatory approvals, including, but not limited to, termination or expiration of the CFIUS review period pursuant to the Exon-Florio Provision of the Defense Production Act of 1950, as amended, (iv) no material adverse effect on the Company having occurred, and (v) other customary conditions.  The completion of the Merger is also subject to no law or government order prohibiting the Merger.

The Company has made customary representations, warranties and covenants in the Merger Agreement, and certain representations and warranties relating to the businesses in which it operates, which expire at the effective time of the Merger. The Company may not solicit competing proposals or, subject to exceptions that permit the Board of Directors to take actions in connection with the exercise of their fiduciary duties, participate in any discussions or negotiations regarding alternative business transactions. In addition, the Company has also agreed to operate its business in the ordinary course of business, consistent with past practice pending consummation of the Merger.

The Merger Agreement contains specified termination rights for the parties, and provides that, in certain circumstances, the Company would be required to pay Finmeccanica a termination fee of $90,000,000.

The foregoing description of the Merger Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Merger Agreement, a copy of which is attached hereto as Exhibit 1.1 and the terms of which are incorporated herein by reference.

IMPORTANT INFORMATION

In connection with the proposed Merger and required stockholder approval, the Company will file with the Securities and Exchange Commission (the "SEC") a proxy statement. The proxy statement will be mailed to the Company’s stockholders and will contain information about the Company, the proposed merger and related matters. STOCKHOLDERS ARE URGED TO READ THE PROXY STATEMENT CAREFULLY WHEN IT IS AVAILABLE, AS IT WILL CONTAIN IMPORTANT INFORMATION THAT STOCKHOLDERS SHOULD CONSIDER BEFORE MAKING A DECISION ABOUT THE MERGER. In addition to receiving the proxy statement from the Company by mail, stockholders will be able to obtain the proxy statement, as well as other filings containing information about the Company, without charge, from the SEC's website (http://www.sec.gov) or, without charge, from the Company at www.DRS.com.

PARTICIPANTS IN SOLICITATION

The Company and its directors and executive officers and certain other members of management may be deemed to be participants in the solicitation of proxies in connection with the Merger. Information concerning the Company’s participants is set forth in the Company’s Annual Report on Form 10-K for the fiscal year ended March 31, 2007, which was filed with the SEC on May 30, 2007. Additional information regarding the interests of participants of the Company in the solicitation of proxies in connection with the merger will be included in the proxy statement to be filed with the SEC. The Company’s press releases and other Company information are available at the Company’s website located at www.DRS.com.

Item 7.01     Regulation FD Disclosure.

The following information is furnished under Item 7.01, “Regulation FD Disclosure”, and Item 9.01 “Financial Statements and Exhibits”. This information, including Exhibits 99.1 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

On May 12, 2008, the Company announced that it entered into the Merger Agreement by press release, a copy of which is furnished as Exhibit 99.1 hereto and is incorporated herein by reference. The Merger Agreement was unanimously approved by the members of the Board of Directors of the Company.

SAFE HARBOR STATEMENT UNDER THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995: This press release contains forward-looking statements, within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, that are based on management's beliefs and assumptions, current expectations, estimates and projections. Such statements, including statements relating to the Company’s expectations for future financial performance, are not considered historical facts and are considered forward-looking statements under the federal securities laws. These statements may contain words such as "may," "will," "intend," "plan," "project," "expect," "anticipate," "could," "should," "would," "believe," "estimate," "contemplate," "possible" or similar expressions. These statements are not guarantees of the Company's future performance and are subject to risks, uncertainties and other important factors that could cause actual performance or achievements to differ materially from those expressed or implied by these forward-looking statements and include, without limitation, demand and competition for the Company's products and other risks or uncertainties detailed in the Company's Securities and Exchange Commission filings. Given these uncertainties, you should not rely on forward looking statements. Such forward-looking statements speak only as of the date on which they were made, and the Company undertakes no obligations to update any forward-looking statements, whether as a result of new information, future events or otherwise.

Item 9.01     Financial Statements and Exhibits.

(c) Exhibits

The following press release is included as an exhibit to this report:

Exhibit No.	Description

1.1	Agreement and Plan of Merger by and among Finmeccanica - Societá per azioni, Dragon Acquisition Sub, Inc. and DRS Technologies, Inc., dated as of May 12, 2008.

99.1	DRS Technologies, Inc. Press Release dated May 12, 2008.

DRS TECHNOLOGIES, INC.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DRS TECHNOLOGIES, INC.

(Registrant)

Date:	May 13, 2008	By:

/s/ RICHARD A. SCHNEIDER

Richard A. Schneider

Executive Vice President, Chief Financial Officer

INDEX TO EXHIBITS

Exhibit No.	Description

1.1	Agreement and Plan of Merger by and among Finmeccanica - Societá per azioni, Dragon Acquisition Sub, Inc. and DRS Technologies, Inc., dated as of May 12, 2008.

99.1	DRS Technologies, Inc. Press Release dated May 12, 2008.